Exhibit 10.1

NOTE AND WARRANT PURCHASE AGREEMENT

THIS NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of November 5, 2008 by and among InnerCool Therapies, Inc., a Delaware corporation (“InnerCool”), Tissue Repair Company, a Delaware corporation (“TRC”) and Cardium Therapeutics, Inc., a Delaware corporation (“Cardium” or the “Company” and, together with InnerCool and TRC, individually, a “Borrower,” and collectively, the “Borrowers”), and the investors listed on Schedule A hereto, each of which is herein referred to as an “Investor.”

THE PARTIES HEREBY AGREE AS FOLLOWS:

SECTION 1

ISSUANCE OF NOTES AND WARRANTS

1.1 Issuance of Notes. Subject to the terms and conditions of this Agreement, at each Closing (as defined below), the Borrowers shall issue and sell to each Investor participating in such Closing a senior secured promissory note (each such note, a “Note” and collectively, the “Notes”) in the principal amount (the “Principal Amount”) equal to the amount set forth below Investor’s name on the signature page of this Agreement and on Schedule A attached hereto, against payment by such Investor to the Company of the Principal Amount. The Notes shall each be in the form of Exhibit A attached hereto. Capitalized but otherwise undefined terms used herein shall have the meanings provided therefor in the Notes.

1.2 Issuance of Warrants. Subject to the terms and conditions of this Agreement, at each Closing, the Company shall issue to each Investor that has purchased a Note hereunder, with respect to each such Note, a warrant (the “Warrants”), in the form of Exhibit B attached hereto, representing the right to purchase up to that number of shares of Common Stock of the Company (as adjusted for stock splits, recapitalizations or other similar events) calculated as follows:

number of shares of Common Stock issuable upon exercise of the Initial Warrant	=	(Principal Amount of the Note) x (3)
the Stock Purchase Price (as defined below)

The Warrants shall, unless sooner terminated as provided therein, have a term of five years from the date of issuance and shall be exercisable at an exercise price (subject to adjustment as set forth in the Warrants) equal to the Stock Purchase Price.

1.3 Stock Purchase Price. For purposes of this Agreement, “Stock Purchase Price” shall mean $2.00 per share.

SECTION 2

CLOSINGS

2.1 Initial Closing. The initial closing of the purchase and sale of Notes hereunder (the “Initial Closing”) shall be held at the offices of Morrison & Foerster LLP, 12531 High Bluff Drive, San Diego, California or remotely by facsimile transmission or other electronic means, on the date of this Agreement. Notwithstanding anything to the contrary in this Agreement, a minimum of $5,000,000 principal amount of Notes must be issued and sold at the Initial Closing which shall take place no later than November 7, 2008.

2.2 Subsequent Closings. The Borrowers may issue and sell Notes in the aggregate principal amount of up to $6,000,000 hereunder. Subsequent to the Initial Closing and subject to the foregoing limitation, the Borrowers may issue and sell additional Notes to such additional investors as they shall select in their sole and absolute discretion. Any such additional investor shall execute and deliver a counterpart signature page to this Agreement, and thereby become a party to and be deemed an Investor hereunder. All additional Investors and all additional Principal Amounts invested hereunder shall be reflected on Schedule A, which shall be automatically amended without any further action by any party hereto. The closing of the purchase and sale of such additional Notes hereunder shall be held at the offices of Morrison & Foerster LLP, 12531 High Bluff Drive, San Diego, California or remotely by facsimile transmission or other electronic means, provided that such closing occurs on or before December 31, 2008 (which closing date, together with the Initial Closing, are designated as a “Closing”).

2.3 Conditions. The several obligations of the Investors to purchase the Notes on the date of the Initial Closing shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 2.3.

(a) Representations and Warranties Correct; Performance of Obligations. The representations and warranties made by each Borrower contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects), and each Borrower shall have performed, satisfied and complied with all covenants, agreements and conditions herein required to be performed, satisfied or complied with by it at or prior to the Closing.

(b) Consents and Waivers. Each Borrower shall have obtained any and all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution and delivery of this Agreement), permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

(c) Judgments. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated in this Agreement.

(d) Stop Orders. No stop order or suspension of trading shall have been imposed by the SEC or any other governmental or regulatory body with respect to public trading in the Company’s Common Stock.

(e) CEO/CFO Certificate. Each Borrower shall have delivered a Certificate, executed on behalf of each Borrower by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a), (b), (c) and (d) above. This item shall be applicable for all Subsequent Closings as well.

(f) Opinion of Borrowers’ Counsel. Investor shall have received from Morrison Foerster LLP, counsel to the Borrowers an opinion dated the Closing Date and in substantially the form attached hereto as Schedule B. This item shall be applicable for all Subsequent Closings as well.

(g) Security Agreement. The Investors shall have received, each executed and delivered by the Borrowers and the Investors (or any Collateral Agent on their behalf) a security agreement in the form attached hereto as Exhibit C (the “Security Agreement”) under which each Borrower grants to the Collateral Agent (as defined in Section 7.1(a) hereto), as agent for the Investors, a security interest in the Collateral.

(h) Lead Investor Enhanced Security. Any Investor who purchases $2,000,000 or more of principal amount of Notes (“Lead Investor”) shall also receive, each executed and delivered by Christopher J. Reinhard, the Chief Executive Officer of the Company, a personal guarantee of the Borrowers’ obligations under the Notes (the “Guarantee”) issued to such Lead Investor and which guarantee is secured by (i) a second mortgage on his principal residence (the “Mortgage”) and (ii) a pledge and security interest in 2,791,924 shares of the Company owned by Mr. Reinhard (the “Pledge Agreement”). The Guarantee, Mortgage and Pledge Agreement shall be in form and substance acceptable to the Lead Investor(s).

(i) Resolutions, etc. The Investors shall have received (i) a certificate, dated the Closing Date, of an authorized signatory of each Borrower as of the date of the Initial Closing certifying (A) copies of the resolutions and other actions taken or adopted by the Borrowers authorizing the execution, delivery and performance of the Transaction Documents (as defined below) to which the Borrower is a party, and (B) the Organic Documents (as defined in the Note) of the Borrowers (which shall also be certified by the Secretary of State (or other appropriate Governmental Authority) of the state in which the Borrower is organized or formed (to the extent available)), (ii) a good standing certificate with respect to the Borrowers as of a date within 5 days of the Initial Closing from the Secretary of the State (or other appropriate Governmental Authority) of the state in which the Borrower is organized or formed, and (iii) evidence of qualification of the Borrowers to do business in California. As used herein, the “Transaction Documents” means this Agreement, the Collateral Documents, the Notes, the Warrants and any other and all other certificates, documents, agreements and instruments delivered to the Investors under or in connection with this Agreement.

(j) Collateral Matters. The Borrowers shall have delivered to the Investors (or any Collateral Agent on their behalf) confirmation that all UCC-1 financing statements and other filings necessary or appropriate in the reasonable opinion of the Lead Investor to perfect the security interests of the Investors (or any Collateral Agent on their behalf) in the Collateral have been accepted for filing. As used herein, the “Collateral Documents” means, collectively, the Security Agreement and any other agreement pursuant to which the Borrowers or any other Person provides a Lien on its assets in favor of the Investors (or any Collateral Agent on their behalf), and all filings, documents and agreements made or delivered pursuant thereto.

(k) Minimum Participation by Affiliates, etc. The Borrowers’ Officers, directors, and Affiliates, as well as acquaintances of such officers directors and Affiliates, shall have purchased at least $1,100,000 in principal amount of Notes at the Initial Closing; provided that such amount shalls be inclusive of $845,000 of funds either (i) previously advanced to the Company or (ii) in the form of salary deferrals, which certain officers have agreed to forego in consideration of Note and Warrant issuances hereunder.

2.4 Delivery. At each Closing (i) each Investor participating in such Closing shall deliver a check or wire transfer of immediately available funds in the amount of such Investor’s Principal Amount of Notes purchased with respect to such Closing payable to the escrow account as follows: Signature Bank, as escrow agent to Cardium Therapeutics, Inc., ABA Number: 026013576, Account Number: 1501126353 and (ii) the Borrowers shall execute and deliver to each such Investor a Note reflecting the name of the Investor, a Principal Amount equal to such Investor’s principal amount and the date of such Closing, and the Company shall execute and deliver to each such Investor a Warrant as contemplated by Section 1.2. Each such Note shall be a binding obligation of the Borrowers upon execution thereof by the Borrowers and delivery thereof to an Investor. Each such Warrant shall be a binding obligation of the Company upon execution thereof by the Company and delivery thereof to an Investor.

SECTION 3

REPRESENTATIONS AND WARRANTIES OF INVESTORS

Each Investor hereby severally represents, warrants and covenants to the Borrowers as follows:

3.1 Purchase for Own Account. Such Investor is acquiring the Notes, the Warrants and the Common Stock issuable upon exercise of the Warrants (collectively, the “Securities”) solely for investment for such Investor’s own account not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The acquisition by such Investor of any of the Securities shall constitute confirmation of the representation by such Investor that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

3.2 Disclosure of Information. Such Investor has (i) received all the information it considers necessary or appropriate for deciding whether to acquire the Securities, and (ii) reviewed the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from the end of its most recently completed fiscal year through the date hereof including, without limitation, its most recent reports on Form 10-K and Form 10-Q (together with all exhibits thereto) which are available for viewing on the SEC’s EDGAR website located at http://www.sec.gov or were furnished by the Company upon request. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Borrowers regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Borrowers.

3.3 Investment Experience. Either (i) such Investor or its officers, directors, managers or controlling persons has a preexisting personal or business relationship with the Company or its officers, directors or controlling persons or with Empire Asset Management Company (sometimes referred to herein as the “Placement Agent”), or (ii) such Investor, by reason of its own business and financial experience, has the capacity to protect its own interests in connection with the investment contemplated hereby. Such Investor represents that it is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Such Investor acknowledges that any investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment. Such Investor further represents that it has reviewed the Risk Factors which are attached to this Agreement as Exhibit D hereto.

3.4 Accredited Investor. Such Investor represents that it is an “accredited investor” within the meaning of Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, as presently in effect and, for the purpose of Section 25102(f) of the California Corporations Code, he or she is excluded from the count of “purchasers” pursuant to Rule 260.102.13 thereunder.

3.5 Restrictions on Transfer. Such Investor understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Borrowers in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the “Act”), only in certain limited circumstances. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act. SUCH INVESTOR UNDERSTANDS AND ACKNOWLEDGES HEREIN THAT AN INVESTMENT IN THE COMPANY’S SECURITIES INVOLVES AN EXTREMELY HIGH DEGREE OF RISK AND MAY RESULT IN A COMPLETE LOSS OF HIS, HER OR ITS INVESTMENT. Such Investor understands that the Securities have not been and will not be registered under the Act and have not been and will not be registered or qualified in any state in which they are offered, and thus the Investor will not be able to resell or otherwise transfer his, her or its Securities unless they are registered under the Act and registered or qualified under applicable state securities laws, or an exemption from such registration or qualification is available. Such Investor has no immediate need for liquidity in connection with this investment and does not anticipate that it will need to sell his, her or its Securities in the foreseeable future.

3.6 Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and any other agreement which the holders of Common Stock are required to execute and deliver, and:

(a) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) (i) such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

(c) Notwithstanding the provisions of subsections (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership or limited liability company to a partner of such partnership or a member of such limited liability company or a retired partner of such partnership who retires after the date hereof or a retired member of such limited liability company who retires after the date hereof, or to the estate of any such partner, retired partner, member or retired member or the transfer by gift, will or intestate succession by any partner or member to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or member or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

3.7 Certain Trading Activities. Other than with respect to this Agreement and the purchase or sales contemplated herein, since the time that such Investor was first contacted by the Company or the Placement Agent, neither such Investor nor any Affiliate (as defined by Rule 405 promulgated pursuant to the Act) of such Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Investor’s investments and trading or information concerning such Investor’s investments and (z) is subject to such Investor’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor or Trading Affiliate, effected or agreed to effect any purchases or sales of securities of the Company. Such Investor hereby covenants and agrees not to, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in any purchases or sales of securities of the Company during the period from the date hereof until such time as the transactions contemplated by this Agreement are first publicly announced.

3.8 Brokers and Finders. No Investor will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Borrowers or any other Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor. Investor acknowledges the fees payable by the Company to Empire Asset Management Company in connection with the transactions contemplated herein as described in Section 8.16.

SECTION 4

REPRESENTATIONS AND WARRANTIES OF THE BORROWERS

Each Borrower hereby jointly and severally represents, warrants and covenants to each Investor that:

4.1 Organization, Good Standing and Qualification; Licenses. Each Borrower is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own and hold under lease its property and to carry on its business as currently conducted (and further with respect to the Company as described in the documents filed by the Company under the Exchange Act), except where the failure to hold any such licenses, permits, registrations and other approvals could not result in a Material Adverse Effect (as defined in the Note). Each of the Borrowers is qualified to do business and is in good standing in the State of California and in each jurisdiction in which it conducts business other than such jurisdictions where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

4.2 Authorization. Each of the Borrowers have taken all action necessary for the authorization, execution and delivery of this Agreement, the performance of their respective obligations hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Securities. Each of the Transaction Documents to which the Borrower is a party constitutes the valid and legally binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4.3 Capitalization. The capitalization of the Company is as set forth on Schedule 4.3. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. Except as disclosed in the SEC Reports, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities or as disclosed in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. Except as set forth on Schedule 4.3 attached hereto or as disclosed in the

SEC Reports, the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each of Innercool and TRC free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each of Innercool and TRC are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

4.4 Litigation. Except as described in the reports filed by the Company pursuant to the Exchange Act, there is no action, suit, proceeding or investigation pending or, to the knowledge of the Borrower, currently threatened against the Borrower that questions the validity of this Agreement, the right of the Borrower to enter into this Agreement, or to consummate the transactions contemplated hereby, or that has or could reasonably be expected to result, either individually or in the aggregate, in any Material Adverse Effect. Except as disclosed in the SEC Reports, there is no action, suit, proceeding or investigation by any Borrower currently pending or which any Borrower intends to initiate.

4.5 Absence of Required Consents; No Violations. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by, or enforcement against, any Borrower of the Transaction Documents, except for such filing(s) pursuant to applicable state securities laws as may be necessary, which filings will be timely effected after the relevant Closing, and except for recordings or filings in connection with the perfection of the Liens on the Collateral in favor of the Investors (or any Collateral Agent of their behalf). No Borrower is in violation or default (i) of any provision of its Organic Documents, or (ii) of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation which is, to the best of its knowledge, applicable to the Borrower, except in the case of this clause (ii) for such violations or defaults which do not, or could not reasonably be expected to result in a Material Adverse Effect. As of the Initial Closing, the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not, result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any Lien upon any material assets of any Borrower or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to any Borrower, its business or operations or any of its assets or properties, except for such results which could not reasonably be expected to result in a Material Adverse Effect.

4.6 Offering. Subject in part to the truth and accuracy of each Investor’s representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Notes and Warrants as contemplated by this Agreement are exempt from the registration requirements of the Act and will not result in a violation of the qualification or registration requirements of the any applicable state securities laws.

4.7 Valid Issuance of Common Stock. The shares of Common Stock issuable upon exercise of the Warrants, when issued, sold and delivered in accordance with the terms of the Warrants for the consideration expressed therein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement.

4.8 SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

4.9 Use of Proceeds. The proceeds of from the sale of the Notes shall be used only for general working capital purposes. Each of the Borrowers acknowledges that it will benefit directly and indirectly from the loan advanced to the Borrowers.

4.10 Collateral. Borrowers are, and will remain, the sole and lawful owners, and in possession of, the Collateral, other than (a) inventory sold in the ordinary course of business (b) Collateral which is licensed by or to any Borrower and (c) assets maintained with third parties in the ordinary course of business. Borrowers have the sole right and lawful authority to grant the security interest described in this Agreement. The Collateral is, and will remain, free and clear of all Liens (other than Permitted Liens). All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Borrowers are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. Borrowers are in compliance with all material terms of each lease to which it is a party or is otherwise bound except where such failure to be in compliance, either individually or in the aggregate has not had, or could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.11 Compliance with Laws. Each Borrower is and will remain in compliance in all material respects with all laws, statutes, ordinances, rules and regulations applicable to it including, without limitation, (i) ensuring that no person who owns a controlling interest in or otherwise controls any Borrower is or shall be (a) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (b) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (ii) compliance with all applicable Bank Secrecy Act (“BSA”) laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations. Each Borrower shall be in compliance with the minimum funding requirements of the Employee Retirement Income Security Act of l974, as amended from time to time (“ERISA”) with respect to any employee benefit plans subject to ERISA except to the extent that any such failure to comply does not, or could not, in the aggregate, reasonably be expected to result in a material adverse effect on the Borrowers’ business or financial condition, taken as a whole. No Borrower is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, and no Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U and X of the Board of Governors of the Federal Reserve System). Each Borrower has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.12 Intellectual Property. The Borrowers have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so has, or could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of the Borrowers have received a notice (written or otherwise) that any of the Intellectual Property Rights used by any Borrower violates or infringes upon the rights of any Person, nor do they have any reason to believe there is a basis for any such claim. All such Intellectual Property Rights are enforceable, and to the knowledge of each Borrower there is no existing infringement by another Person of any of the Intellectual Property Rights. Borrowers do not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by Borrowers, except for inventions, trade secrets or proprietary information that have been rightfully assigned to Borrowers. Except as disclosed in the SEC Reports, there are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property Rights, nor are the Borrowers bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products. The Borrowers have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so does not or could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.13 Liabilities. No Borrower has any material contingent liabilities, except current liabilities incurred in the ordinary course of business and liabilities disclosed in the SEC Reports.

4.14 Employees. No Borrower has any collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to each Borrower’s knowledge, threatened with respect to any Borrower. Except as disclosed in the SEC Reports, no Borrower is a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To each Borrower’s knowledge, no employee any Borrower, nor any consultant with whom a Borrower has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, a Borrower because of the nature of the business to be conducted by the borrower; and to each Borrower’s knowledge the continued employment by the Borrower of their present employees, and the performance of Borrowers’ contracts with its independent contractors, will not result in any such violation. No Borrower is aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Borrowers. No Borrower has received any notice alleging that any such violation has occurred. Except for employees who have a current effective employment agreement with a Borrower, no employee of the Borrowers has been granted the right to continued employment or to any material compensation following termination of employment with a Borrower. The Borrowers are not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with any Borrower, nor does any Borrower have a present intention to terminate the employment of any officer, key employee or group of employees.

4.15. Obligations to Related Parties. Except as disclosed in the SEC Documents and other than with respect to funds that will be invested in the Initial Closing, no Borrower has any obligation to its officers, directors, stockholders or employees other than:

(a) for payment of salary for services rendered and for bonus payments;

(b) reimbursement for reasonable expenses incurred on behalf of the Borrower;

(c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company); and

(d) obligations disclosed in any of its SEC Reports.

Except as disclosed in the SEC Documents, none of the officers, directors or, to the best of the Borrower’s knowledge, key employees or stockholders of the Company or any members of their immediate families, are indebted to a Borrower, individually or in the aggregate, in excess of $50,000 or have any direct or indirect ownership interest in any firm or corporation with which a Borrower is affiliated or with which its has a business relationship, or any firm or corporation which competes with the Borrower, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Borrower. Except as described above, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Borrower and no agreements, understandings or proposed transactions are contemplated between the Borrower and any such person. No Borrower is a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

4.16 Recent Events. Since December 31, 2007, except as disclosed in any SEC Report, there has not been:

(a) any change in the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of any Borrower, which individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b) any resignation or termination of any officer, key employee or group of employees of any Borrower;

(c) any material change, except in the ordinary course of business, in the contingent obligations of any Borrower by way of guaranty, endorsement, indemnity, warranty or otherwise;

(d) any damage, destruction or loss, whether or not covered by insurance, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(e) any waiver by any Borrower of a valuable right or of a material debt owed to it;

(f) any direct or indirect loans made by any Borrower to any stockholder, employee, officer or director of any Borrower, other than advances made in the ordinary course of business;

(g) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder of any Borrower;

(h) any declaration or payment of any dividend or other distribution of the assets of any Borrower;

(i) any labor organization activity related to any Borrower;

(j) any debt, obligation or liability incurred, assumed or guaranteed by any Borrower, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

(k) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets owned by any Borrower;

(l) any change in any material agreement to which any Borrower is a party or by which it is bound which either individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(m) any other event or condition of any character that, either individually or in the aggregate, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or

(n) any arrangement or commitment by any Borrower to do any of the acts described in subsection (a) through (m) above.

4.17 No Brokers. Except as set forth in Section 8.16, the Borrowers have taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

4.18. Registration Rights and Voting Rights. Except as disclosed in the SEC Reports, and except as contemplated by this Agreement, no Borrower is presently under any obligation, and has not granted any rights, to register any of the Company’s presently outstanding securities or any of its securities that may hereafter be issued. Except as set forth on in the SEC Reports, to each Borrower’s knowledge, no stockholder of the Company has entered into any agreement with respect to the voting of equity securities of the Company.

4.19 Environmental and Safety Laws. No Borrower is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation except for such violations that individually, or in the aggregate, have not had, or could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by any Borrower or, to each Borrower’s knowledge, by any other person or entity on any property owned, leased or used by any Borrower. For the purposes of the preceding sentence, “Hazardous Materials” shall mean:

(a) materials which are listed or otherwise defined as “hazardous” or “toxic” under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials; or

(b) any petroleum products or nuclear materials.

4.20. No Integrated Offering. No Borrower or its Affiliates, nor to each Borrower’s knowledge any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will any Borrower or any of its Affiliates take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

4.21 Disclosure. No representation, warranty or other statement made by any Borrower herein or in any certificate or written statement furnished to the Investors contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading, it being recognized by the Investors that any projections and forecasts provided by Borrowers in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results. The Company confirms that neither it nor any other Person acting on its behalf has provided the Investors or their agents or counsel with any information that constitutes or might constitute material, nonpublic information.

SECTION 5

COVENANTS

5.1 Affirmative Covenants.

(a) Notice to Investors. Borrowers shall give prompt notice to Investors of (i) any change or event that is, or could reasonably be expected to result in, a violation of any of Borrowers’ covenants contained herein, (ii) any change in the accuracy in any material respect of any of the representations and warranties provided in Section 4 above, or (iii) the occurrence of an Event of Default or event which, with the giving of notice and/or lapse of time would become an Event of Default. The Company will also advise the Investors, promptly after it receives notice of issuance by the Securities and Exchange Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

(b) Insurance. The Borrowers will jointly and severally bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral as security for its obligations hereunder. Borrowers, at their expense, shall keep the Collateral insured at all times, with insurers reasonably satisfactory to Investors against loss or damage and in an amount no less than the full replacement value of the Collateral, with deductible amounts and other terms of the kind and nature that the same or similar businesses would maintain. Upon Investors’s request, Borrowers shall deliver to Investors policies or certificates of insurance evidencing such coverage. Each policy shall name Collateral Agent (on behalf of all Investors) as a loss payee, shall provide for coverage to Investors regardless of the breach by an insured of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide that coverage may not be canceled or altered by the insurer except upon 30 days’ prior written notice to Investors. Borrowers appoint the Collateral Agent (on behalf of all Investors) as their attorney-

in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments, at any time that an Event of Default exists. If an Event of Default has occurred and is continuing, the proceeds of insurance received by any Borrower shall be applied, at the option of the Collateral Agent, to repair or replace the Collateral or to reduce any of the Obligations.

(c) Agreement with Landlord. Borrowers shall use commercially reasonable efforts to obtain and maintain such landlord consents with respect to any real property on which material Collateral is located as Collateral Agent (on behalf of all Investors) may reasonably require.

(d) Protection of Intellectual Property. Borrowers shall take all necessary actions in the exercise of their reasonable business judgment to: (a) protect, defend and maintain the validity and enforceability of their material Intellectual Property, (b) promptly advise Investors in writing of any infringement of their Intellectual Property and, should the Intellectual Property be material to a Borrower’s business, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, (c) not allow any Intellectual Property material to a Borrower’s business to be abandoned, forfeited or dedicated to the public without Collateral Agent’s (on behalf of all Investors) written consent, and (d) notify Investors immediately if a Borrower knows or has reason to know that any application or registration relating to any material patent, trademark or copyright (now or hereafter existing) may become abandoned or dedicated, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding a Borrower’s ownership of any Intellectual Property, its right to register the same, or to keep and maintain the same.

(e) Access to Facilities. Each Borrower will permit any representatives designated by the Lead Investor (or any successor of the Lead Investor), upon reasonable notice and during normal business hours, at such person’s expense and accompanied by a representative of the Company, to:

(1) visit and inspect any of the properties of the Company or any other Borrower;

(2) examine the corporate and financial records of the Company or any other Borrower (unless such examination is not permitted by federal, state or local law or by contract) and make copies thereof or extracts therefrom; and

(3) discuss the affairs, finances and accounts of the Company or any other Borrower with the directors, officers and independent accountants of the Company and the other Borrowers.

Notwithstanding the foregoing, neither the Company nor any other Borrower will provide any material, non-public information to the Lead Investor unless the Lead Investor signs a confidentiality agreement acceptable to the Borrowers and otherwise complies with Regulation FD, under the federal securities laws.

(f) Taxes. Each of the Company and each of its Subsidiaries will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company and its Subsidiaries; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company and/or such Subsidiary shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company and its Subsidiaries will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

5.2 Negative Covenants. Without the prior written consent of the Requisite Holders:

(a) Liens. Borrowers shall not create, incur, assume or permit to exist any lien on any of their assets, including, without limitation, their Intellectual Property. No Borrower shall enter into any other agreement or financing arrangement with any Person pursuant to which such Borrower agrees that it will not grant any Lien on or in its Intellectual Property, except for Permitted Liens. For purposes of this Agreement, “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith; (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent; (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business; (iv) Liens upon or in any equipment acquired or held by the Borrower to secure the purchase price of such equipment or indebtedness incurred for the purpose of financing the acquisition or lease of such equipment (and any Liens incurred in connection with the extension, renewal or refinancing of any such indebtedness); (v) leases or subleases and licenses and sublicenses granted to others in the ordinary course of business; and (vi) Liens securing the Company’s obligations under the Notes.

(b) Dispositions. Borrowers shall not convey, sell, lease, transfer or otherwise dispose of all or any part of the Collateral without the prior written consent of the Requisite Holders.

(c) Change in Name, Location, Executive Office, or Executive Management; Change in Business; Change in Fiscal Year. No Borrower shall (i) change its name or state of incorporation, (ii) relocate its chief executive office without 30 days’ prior written notification to Lender, (iii) engage in any business other than or reasonably related or incidental to the businesses currently engaged in by such Borrower or (iv) change its fiscal year end.

(d) Dividends. The Company shall not pay any dividends or make any distribution or payment in respect of, or redeem, retire or purchase any of its capital stock or other equity interests, provided that : (i) the Company may declare and make dividends or other distributions payable solely in the common stock or other common equity interests of such

Person; and (ii) the Company may repurchase the stock of former employees, in an aggregate amount not to exceed $100,000 in any calendar year, and may repurchase stock deemed to occur upon exercise of stock options, warrants or other convertible securities to the extent the shares of such stock represent a portion of the exercise price of such options, warrants or convertible securities.

(e) Sale of Equity. The Company shall not sell, transfer or distribute any equity securities of InnerCool or TRC. Neither InnerCool nor TRC shall issue any equity securities to any Person other than the Company.

(f) Transactions with Affiliates. Borrowers shall not directly or indirectly enter into or permit to exist any material transaction with any Affiliate of a Borrower, except for transactions that are in the ordinary course of business, upon fair and reasonable terms that are no more favorable to such Affiliate than would be obtained in an arm’s-length transaction with an unrelated third party.

(g) Compliance. No Borrower shall become an “investment company” or be controlled by an “investment company,” within the meaning of the Investment Company Act of 1940, or fail to comply with any of the other laws and regulations described in Section 4.11 herein.

SECTION 6

REGISTRATION RIGHTS

6.1 Company Registration. If (but without any obligation to do so) the Company proposes to register any of its stock or other securities under the Act, whether for its own account or for the account of another stockholder (other than a registration relating solely to the sale of securities to participants in a Company stock plan for employees, consultants or directors on Form S-8, a registration relating to a corporate reorganization or other transaction under Rule 145, the Company shall, at such time, promptly give each Investor written notice of such registration. Upon the written request of an Investor given within twenty (20) days after mailing of such notice by the Company in accordance with Section 8.6, the Company shall, subject to the provisions of this Section 6, use commercially reasonable efforts to cause to be registered under the Act all of the Registrable Securities that an Investor has requested to be registered.

(a) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 6 prior to the effectiveness of such registration whether or not Investor has elected to include securities in such registration.

(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 6 to include any of Investor’s securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders of the Company to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be allocated first, to the Company, and second, pro rata among the selling stockholders of the Company according to the total amount of securities held by such selling stockholders entitled to be included therein pursuant to registration rights held by such selling stockholders or in such other proportions as shall mutually be agreed to by such selling stockholders). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that is a partnership or corporation, the partners, retired partners and stockholders of such selling stockholder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling stockholder,” and any pro rata reduction with respect to such “selling stockholder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals. Notwithstanding any provision hereof to the contrary, as a condition to the reduction or exclusion of any such Investor securities in an offering, no securities held by or on account of any officer, director or Affiliate of the Company shall be included in such offering.

(c) Except as disclosed in the SEC Reports, the Company has not granted any registration rights other than as contemplated herein.

6.2 Furnish Information. It will be a condition precedent to the obligations of the Company to take any action pursuant to Section 6.1 hereof that Investors will furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as will be required to effect the registration of their Registrable Securities.

6.3 Indemnification. In the event any Registrable Securities are included in a registration statement under Section 6.1 hereof:

(a) To the extent permitted by law, the Company will indemnify and hold harmless Investor, the partners, stockholders, officers and directors of Investor, any underwriter (as defined in the Act) for Investor and each Affiliate of Investor or underwriter against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a Violation, and the Company will reimburse Investor, partner, stockholder, officer or director, underwriter or Affiliate thereof for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 6.3(a) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld, delayed or conditioned), nor will the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs solely in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Investor or partner, stockholder, officer, director, underwriter or controlling person of Investor.

(b) To the extent permitted by law, Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each Affiliate of the Company, any underwriter and any other investor purchasing shares of Common Stock and warrants to purchase shares of Common Stock at the Closing that is selling securities under such registration statement or any of such other investor’s partners, directors, officers, stockholders or any person who controls such investor within the meaning of the Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such investor, partner or director, officer, stockholder or controlling person of such other investor may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation that arises solely as a result of written information furnished by Investor expressly for use in connection with such registration; and Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other investor, partner, officer, director, stockholder or controlling person of such other investor in connection with investigating or defending any such loss, claim, damage, liability or action: provided, however, that the indemnity agreement contained in this Section 6.3(b) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Investor, which consent will not be unreasonably withheld, delayed or conditioned; and provided further, that the total amounts payable in indemnity by Investor under this Section 6.3(b) in respect of any Violation will not exceed the aggregate net proceeds received by Investor upon the sale of the Registrable Securities.

(c) Promptly after receipt by an indemnified party under this Section 6.3 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6.3, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party will have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if (i) representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding or (ii) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to the indemnified party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action will relieve such indemnifying party of liability, but only to the extent that the failure to give notice shall materially adversely affect the indemnifying party in the defense of such claim.

(d) If the indemnification provided for in Sections 6.3(a) or 6.3(b) hereof shall be unavailable to hold harmless an indemnified party in respect of any liability under the Act, then, and in each such case, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statement or omission that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall any contribution under this subsection (d) by Investor exceed the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6.3) received by it upon the sale of the Registrable Securities giving rise to such contribution. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person or entity that was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Company and Investor under this Section 6.3 will survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

6.4 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, while a public market exists for the Common Stock of the Company, the Company will:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times while Registrable Securities are outstanding;

(b) Use its commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act (at any time it is subject to such reporting requirements); and

(c) So long as Investor owns any Registrable Securities, furnish to Investor forthwith upon request a written statement by Investor to the Company as to its compliance with the reporting requirements of Rule 144, and of the Act and the Exchange Act (at any time it is subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as Investor may reasonably request in availing itself of any rule or regulation of the SEC allowing Investor to sell any such securities without registration (at any time the Company is subject to the reporting requirements of the Exchange Act).

6.5 Expenses. All fees and expenses (other than discounts and commissions) incident to the performance of or compliance with this Section 6 by the Company shall be borne by the Company whether or not any Registrable Securities are sold by Investor pursuant to a registration statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, and (iv) fees and disbursements of counsel and independent public accountants for the Company, (v) fees and disbursements of one counsel to the Investors not to exceed $15,000 and (vi) filing fees and counsel fees of the Placement Agent (counsel fees not to exceed $5,000) if a determination is made that a FINRA Rule 2710 filing is required to be made with respect to such registration statement.

6.6 Default Event. If at any time during the period beginning on the six month anniversary of the Closing Date and ending on such date that all Registrable Securities held by Investor may be resold under Rule 144(b)(1)(i) without the requirements of paragraph (c)(1) of Rule 144 applying to such sale or otherwise without restriction or limitation pursuant to Rule 144 (the “Holding Period”), if the Company shall fail for any reason to satisfy the current public information requirements under Rule 144(c) (a “Default Event”) causing Investor to be unable to utilize Rule 144 for resales of Registrable Securities for a period of ten (10) consecutive calendar days (the date on which such 10-day period is exceeded being referred to as an “Event Date”), then the Company shall pay to Investor an amount in cash, as partial liquidated damages and not as a penalty, equal to two percent (2.0%) of the aggregated Purchase Price paid by Investor pursuant to this Agreement (and cash exercise price actually paid by Investor with respect to Warrants) for any Registrable Securities then held by Investor for each thirty (30) calendar day period following the applicable Event Date (prorated for any period of less than thirty calendar days) until the applicable Default Event is cured; provided, that the Company shall not incur liquidated damages under this Section 6.6 if such Default Event occurs after the expiration of the Holding Period; provided, further, that notwithstanding anything to the contrary in this Agreement, the Company shall not incur liquidated damages under this Section 6.6 in excess of twelve percent (12%) of the aggregate Purchase Price paid by Investor pursuant to this Agreement. Payments of such amounts pursuant to this Section 6.6 shall be made in immediately available funds within five (5) business days after the end of each period that gives rise to such obligation, provided that if any such period extends for more than thirty (30) days payments shall be made at the end of each thirty-day period.

6.7 Definitions. The following definition shall be applicable to section 6.

“Registrable Securities” shall mean the Warrant Shares; provided, that, a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the Act, or (B) such security becoming eligible for sale by the Investors pursuant to Rule 144 without any restrictions.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Violations” means (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement.

SECTION 7

COLLATERAL AGENT

7.1 Appointment of Collateral Agent.

(a) Each Investor hereby authorizes Robert Marvin (“Robert Marvin “) to act as collateral agent (“Collateral Agent”) on behalf of the Investor and any other Investors of the Notes, and in such capacity to enter into the Security Agreement and to exercise for the benefit of the Investor all rights, powers and remedies provided to it, under or pursuant to the Security Agreement including, without limitation, those available upon an Event of Default (as defined in the Notes), subject always to the terms, conditions, limitations and restrictions provided in the Security Agreement. Except with respect to actions as to which the Collateral Agent is expressly required to act under the terms of the Security Agreement, the Investor hereby agrees that the Collateral Agent may act or refrain from acting thereunder with the consent, in writing of the Requisite Holders, and that the Requisite Holders shall have the right to direct the time, method and place of conducting any proceeding for any right or remedy available to the Collateral Agent; provided, however, that such direction shall not be in conflict with any rule of law or expose the Collateral Agent to personal liability, such direction shall not be unduly prejudicial to the rights of any non-consenting holder, and the Collateral Agent may take any action deemed proper by the Collateral Agent, in its discretion, that is not inconsistent with such direction or the terms of the Security Agreement. The Investor agrees that the duties of the Collateral Agent are only such as are specifically provided in the Security Agreement, and the Collateral Agent shall have no other duties, implied or otherwise. The appointment of Robert Marvin as Collateral Agent shall be deemed accepted by Robert Marvin, and it shall be and become obligated to the extent provided in the Security Agreement, only upon the execution and delivery of the Security Agreement by Robert Marvin and the Borrowers.

(b) Each Investor agrees that the Collateral Agent may consult with counsel of its choice and shall not be responsible or liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with the advice of such counsel (subject to the exceptions set forth in the next two sentences). The Investor further agrees that the Collateral Agent shall not incur liability for any action or omission to act by it unless the Collateral Agent’s conduct constitutes willful misconduct or gross negligence. During the continuance of an Event of Default, the Collateral Agent shall be required to use the same degree of care and skill in its exercise of its powers and performance of its duties as a prudent person would exercise under the circumstances in the conduct of such person’s own affairs.

(c) None of the provisions of this Agreement or the Security Agreement shall be construed to require the Collateral Agent to expend or risk its own funds or otherwise to incur any liability (financial or otherwise) in the performance of any of its duties hereunder or thereunder, or in the exercise of any of its rights or powers unless it shall be satisfied that one or more of the Debtor (as defined in the Security Agreement) and the Investors are at the time obligated and in a financial position to pay the Collateral Agent’s reasonably anticipated fees for its services and its out-of-pocket expenses (including fees of its counsel) in the performance of such duties or the exercise of any of such rights or powers and to indemnify it against such risk or liability. In no event shall the Collateral Agent be liable for (i) any consequential, punitive or special damages or (ii) the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians. The Collateral Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder or thereunder by reason of any occurrence beyond the control of the Collateral Agent (including, but not limited to, any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

(d) Each Investor agrees that the Collateral Agent shall not be required or bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document. The Collateral Agent may execute any of the powers under this Agreement or the Security Agreement or perform any duties hereunder or thereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible or liable for the acts or omissions, including any willful misconduct or gross negligence, on the part of any agent, attorney, custodian or nominee so appointed.

(e) The Borrowers covenant and agree, for the benefit of the Investor and any other purchasers of the Notes, and as an additional obligation secured under the Security Agreement, to be responsible to pay to the Collateral Agent from time to time, and the Collateral Agent shall be entitled to, fees and expenses as provided in the Security Agreement.

(f) The Borrowers agree, for the benefit of the Investors, and as an additional obligation secured under the Security Agreement, to be responsible to indemnify and hold the Collateral Agent and its directors, employees, officers, agents, successors and assigns harmless from and against any and all losses, claims, damages, liabilities and expenses, including, without limitation, reasonable costs of investigation and reasonable counsel fees and expenses that may be imposed on the Collateral Agent or incurred by it in connection with its acceptance of its appointment as the Collateral Agent hereunder or under the Security Agreement or the performance of its duties thereunder, except as a result of the Collateral Agent’s gross negligence or willful misconduct. Such indemnity includes, without limitation, all losses, damages, liabilities and expenses (including reasonable counsel fees and expenses) incurred in connection with any litigation (whether at the trial or appellate levels) arising from this Agreement or the Security Agreement or involving the subject matter hereof or thereof.

(g) The Investors agree that Robert Marvin or any successor may at any time resign as Collateral Agent by giving written notice thereof to the Company at least 20 business days prior to the date of such proposed resignation. Upon receiving such notice of resignation, the Investors shall promptly appoint a successor collateral agent by written instrument executed by the Requisite Holders a copy of which shall be delivered to the resigning Collateral Agent and a copy to the successor collateral agent. If an instrument of acceptance by a successor collateral agent shall not have been delivered to the Collateral Agent within 20 business days after giving such notice of resignation, the resigning Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor collateral agent. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor collateral agent. The Collateral Agent may be removed at any time by written action by the Requisite Holders, delivered to the Collateral Agent and to the Company. If the Collateral Agent shall be so removed, the Requisite Holders shall promptly appoint a successor collateral agent in accordance with the procedures set forth in this Section 7.1(g).

SECTION 8

MISCELLANEOUS

8.1 Survival of Representations, Warranties and Covenants. The warranties, representations and covenants of the Borrowers and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and all Closings and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Borrowers.

8.2 Successors and Assigns. Except as otherwise provided therein, the terms and conditions of this Agreement and the other Transaction Documents shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). The Securities shall be transferable upon obtaining the prior written consent of the Company and subject to compliance with applicable securities laws and Section 3. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.3 Governing Law; Venue; Jury Trial Waiver. This Agreement is to be construed in accordance with and governed by the laws of the State of New York. The Company hereby agrees that any legal action or proceeding against it with respect to this Agreement or any of the other Transaction Documents may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York as any Investor may elect, and, by execution and delivery hereof, the Company accepts and consents for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive, unless waived by the Requisite Holders in writing, with respect to any action or proceeding brought by the Company against the Investors. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing herein shall affect the right of any Investor to bring proceedings against the Company in the courts of any other jurisdiction. EACH OF THE INVESTORS AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE INVESTORS ENTERING INTO THIS AGREEMENT.

8.4 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.6 Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when sent by facsimile to the number set forth below a party’s name on the signature pages hereof if sent between 8:00 a.m. and 5:00 p.m. recipient’s local time on a Business Day, or on the next Business Day if sent by facsimile to the number set forth below a party’s name on the signature pages hereof if sent other than between 8:00 a.m. and 5:00 p.m. recipient’s local time on a Business Day; (c) three Business Days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party at the address set forth below a party’s name on the signature pages hereof; or (d) the next Business Day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below a party’s name on the signature pages hereof with next Business Day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider. Each Person making a communication hereunder by facsimile shall promptly confirm by telephone to the Person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses set forth below such party’s name on the signature pages hereof, or designate additional addresses, for purposes of this Section 8.6 by giving the other party written notice of the new address in the manner set forth above.

8.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only if such amendment, modification or waiver is in writing and only with the written consent of the Company and the Requisite Holders. Any amendment or waiver effected in accordance with this section shall be binding upon each holder of any Securities acquired under this Agreement at the time outstanding (including securities into which such Securities are convertible), each future holder of all such Securities, and the Company. In addition, the Company may at any time prior to the Initial Closing modify the anti-dilution provisions contained in the Warrants to satisfy any requirements that the

American Stock Exchange may impose under its rules without first obtaining the prior written consent of the Investors. However, in such event, potential investors will be provided notice of any of such changes prior to the Initial Closing and, if such changes are material, potential investors may withdraw from the Initial Closing.

8.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

8.9 Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

8.10 Expenses. Each party shall pay all of its own costs and expenses (including attorneys’ fees and disbursements) that it incurs with respect to the negotiation, execution and delivery of this Agreement. Notwithstanding the foregoing, irrespective of whether the Initial Closing is effected, the Company shall pay all documented attorneys fees, costs and expenses of counsel to the Lead Investor. If the Initial Closing is effected, the Company shall, at the Closing, pay all documented attorneys fees, costs and expenses of counsel to the Lead Investor.

8.11 Interpretation. In this Agreement and the other Transaction Documents, except to the extent the context otherwise requires: (i) any reference in this Agreement or other Transaction Document to a Section, a Schedule or an Exhibit is a reference to a Section thereof, a schedule thereto or an exhibit thereto, respectively, and to a subsection thereof or a clause thereof is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears; (ii) the words “hereof,” “herein,” “hereto,” “hereunder” and the like mean and refer to this Agreement or other Transaction Document as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears; (iii) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; (iv) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto; (v) references to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to; and (vi) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement or other Transaction Document.

8.12 Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described in this Agreement and the other Transaction Documents and contemplated hereby and thereby and to carry into effect the intents and purposes of this Agreement and the other Transaction Documents.

8.13 Independent Nature of Investors. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Except as otherwise provided in any Transaction Document, each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

8.14 Confidentiality. The Investors shall hold all non-public, proprietary or confidential information with respect to the Company obtained pursuant to or in connection with this Agreement in strict confidence. Notwithstanding the foregoing, such obligation of confidentiality shall not apply if the information or substantially similar information is or becomes part of the public domain other than as the result of a violation of this Section 5.14.

8.15 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

8.16 Brokers. Each Investor acknowledges that it is aware that Empire Asset Management Company (the “Placement Agent”) will receive from the Company, in consideration of its services as placement agent in respect of the transactions contemplated hereby, (i) a success fee of 5% of the aggregate Purchase Price of the Securities sold at each closing, payable in cash, (ii) a warrant to purchase a number of shares of Common Stock equal to 5% of the shares of Common Stock initially issuable upon exercise of the Warrants sold at each closing at an exercise price of $2.00 per share, and (iii) reimbursement of reasonable documented out-of-pocket expenses.

8.17 Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

*    *    *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

INVESTOR

Principal Amount of Note Subscribed: $
(Print Name of Individual or Entity)

By:	By:
(Signature)	(Signature of Co-Investor)

Name:	Name:
(Co-Investor)
Title:

Address:

Social Security/Tax ID:

BORROWERS:
CARDIUM THERAPEUTICS, INC.	Principal Amount of Note Issued:

By:	Warrants Issued:
Tyler Dylan, Chief Business Officer, General Counsel, Executive Vice President and Secretary

Address:

12255 El Camino Real; Suite 250

San Diego, California 92130

Attn: Tyler Dylan, Chief Business Officer

[Signature Page to Note and Warrant Purchase Agreement]

INNERCOOL THERAPIES, INC.

By:
Tyler Dylan
Chief Business Officer and Secretary

Address: 12255 El Camino Real; Suite 250 San Diego, California 92130 Attn: Tyler Dylan, Chief Business Officer

TISSUE REPAIR COMPANY

By:
Tyler Dylan
Chief Business Officer and Secretary

Address: 12255 El Camino Real; Suite 250 San Diego, California 92130 Attn: Tyler Dylan, Chief Business Officer

[Signature Page to Note and Warrant Purchase Agreement]

AS TO SECTION 7 ONLY:

COLLATERAL AGENT

By:
Robert Marvin

Address:	802 State Ave N.
P.O. Box 100
Warroad, MN 56763

[Signature Page to Note and Warrant Purchase Agreement]